Exhibit 10.2

Included for your review and approval by electronic signature are the following document(s) for your requested plan amendment that is to be effective on 06/08/2018:

•	Adoption Agreement

To begin the process of reviewing and electronically approving the amendment, please follow the instructions outlined in the email you received notifying you that the amendment was ready for review.

If changes to the amendment are needed, select the option to electronically “Decline” the amendment, and contact Ginger Newman at 859-386-3063 or ginger.g.newman@fmr.com to discuss any necessary changes.

The amendment documents to be reviewed by the responsible plan fiduciary may contain service and/or compensation information intended by Fidelity to satisfy the requirements of Department of Labor regulation Section 2550.408b-2(c)(1). For questions regarding this service and compensation information, please contact your Fidelity Managing Director.

Sincerely,

Fidelity Investments

For Fidelity Investments Use Only
XTRAC:	W331320-24APR18	Plan #:	88171
Route To:	Ginger Newman	Eff Date:	06/08/2018

Fidelity Investments Institutional Operations Company, Inc.

1.15	DEFINITION OF DISABLED

A Participant is disabled if he/she meets any of the requirements selected below:

(a)	☒	The Participant satisfies the requirements for benefits under the Employer’s long-term disability plan.

(b)	☐	The Participant satisfies the requirements for Social Security disability benefits.

(c)	☐	The Participant is determined to be disabled by a physician approved by the Employer.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

AMENDMENT EXECUTION PAGE

Plan Name:         M/I Homes, Inc. 401(k) Profit Sharing Plan (the “Plan”)

Employer:           M/I Homes, Inc.

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.15	06/08/2018
Additional Provisions Addendum	06/08/2018

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	M/I Homes, Inc.	Employer:	M/I Homes, Inc.

By:	/s/ Karla Cupp	By:

Title:	VP of HR	Title:

Date:	4/30/2018 | 12:21:23 PM EDT	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Accepted by:	Fidelity Management Trust Company, as Trustee

By:	/s/ Ginger G Newman	Date:	4/30/2018 | 3:17:55 PM EDT

Title:	Authorized Signer

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

ADDITIONAL PROVISIONS ADDENDUM

for

Plan Name: M/I Homes, Inc. 401(k) Profit Sharing Plan

(a) Additional Provision(s) – The following provisions supplement and/or, to the degree described herein, supersede other provisions of this Adoption Agreement and the Basic Plan Document in the following manner:

(1) The following replaces Subsection 1.05(a):

(a)	Compensation Exclusions - Compensation shall exclude the item(s) selected below for the indicated types of contributions.

	(1) Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions	(2) Nonelective Employer Contributions - other than 401(k) Safe Harbor Nonelective Employer Contributions	(3) Matching Employer Contributions - other than 401(k) Safe Harbor Matching Employer Contributions	(4) 401(k) Safe Harbor Nonelective Employer Contributions
(A)			X	X	N/A – not applicable – type of contribution(s) not selected or no exclusions

(B)	X	X			Reimbursements or other expense allowances

(C)	X	X			Fringe benefits (cash and non-cash)

(D)	X	X			Moving expenses

(E)	X	X			Deferred compensation

(F)	X	X			Welfare benefits

(G)	X	X			Unused leave as described in Section 2.01(k)(2)

(H)					Differential Wages

(I)					Overtime pay

(J)					Bonuses

(K)					Commissions

(L)	X	X			The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

(M)	X	X			Severance pay received prior to termination of employment - Severance pay received following termination of employment is always excluded for purposes of contributions.

(N)	X	X			Such other items as are identified in Section 1.05(a)(5) below.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

(5)	The following other items are excluded for the types of contributions indicated:

(A)	Compensation for Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, and 401(k) Safe Harbor Matching Employer Contributions. The following items are excluded from Compensation for purposes of determining Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, and 401(k) Safe Harbor Matching Employer Contributions (Complete if Subsection 1.05(a)(1)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group:

(i) Any final compensation (e.g. salary, wages, overtime, bonus, commissions) payment made on behalf of a deceased Employee. (ii) The value of any equity award other than restricted stock or a qualified or nonqualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income. (iii) The value of any fringe benefit (except the value of any telephone or automobile allowance) provided to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

Note: If the Employer has selected Safe Harbor Matching Employer Contributions, any exclusion listed above must be a permitted exclusion under Section 1.414(s)-1(d)(2) of the Treasury Regulations. In addition, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s).

(B)	Compensation for Nonelective Employer Contributions (other than 401(k) Safe Harbor Nonelective Employer Contributions). The following items are excluded from Compensation for purposes of allocating Nonelective Employer Contributions other than 401(k) Safe Harbor Nonelective Employer Contributions and Nonelective Employer Contributions that are allocated under the Integrated Formula, if elected in Subsection 1.12(a)(4) and/or 1.12(b)(2) (Complete if Subsection 1.05(a)(2)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group):

(i) Any final compensation (e.g. salary, wages, overtime, bonus, commissions) payment made on behalf of a deceased Employee. (ii) The value of any equity award other than restricted stock or a qualified or nonqualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income. (iii) The value of any fringe benefit provided to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income. (iv) Any bonus payable to an Employee. (v) Any includable Compensation in excess of $50,000.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

(C)	Compensation for Matching Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions). The following items are excluded from Compensation for purposes of allocating Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions (Complete if Subsection 1.05(a)(3)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group):

(D)	Compensation for 401(k) Safe Harbor Nonelective Employer Contributions. The following items are excluded from Compensation for purposes of allocating 401(k) Safe Harbor Nonelective Employer Contributions (Complete if Subsection 1.05(a)(4)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group):

Note: Any exclusion listed above must be a permitted exclusion under Section 1.414(s)- 1(d)(2) of the Treasury Regulations. In addition, the definition of Compensation must be tested to show that it meets the requirements of Code Section 414(s).

Note: The Participant group(s) identified above must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii).

Note: If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or the allocations must be tested to show that they meet the general test under regulations issued under Code Section 401(a)(4). If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to 401(k) Safe Harbor Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s). If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to Deferral Contributions and Safe Harbor Matching Employer Contributions, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s). If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to Matching Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions), Compensation for purposes of applying the limitations on Matching Employer Contributions described in Section 6.10 of the Basic Plan Document (for deemed satisfaction of the “ACP” test) must be tested to show that it meets the requirements of Code Section 414(s).

(2) The following shall be added as Section 1.07(b):

(b)	Additional Automatic Enrollment Provisions – Except as provided in (c) below, automatic enrollment made in accordance with Section 5.03(c) of the Basic Plan Document is subject to the following:

(1)	An initial pre-tax Deferral Contribution of 3.00% will be made for:

(A)	Newly-eligible Employees on each such Employee’s Entry Date.

(B)	Active Participants (who are not suspended from making Deferral Contributions), beginning on 04/01/2018 if they meet any of the following criteria:

(i)	They are without a deferral election on file and were hired on or after 08/18/2009.

(C)	Each Eligible Employee having a Reemployment Commencement Date will be treated as follows for purposes of the above-described automatic enrollment contributions:

(i)	Shall be automatically enrolled later of 30 days from date of rehire or Entry Date.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

Note: If the Employer has elected a QACA in Option 1.07(a)(6)(D), then after the effective date of this election, any Participant automatically enrolled pursuant to this subparagraph (C) who was automatically enrolled under the QACA at the time of leaving employment shall be automatically enrolled at the same rate in effect immediately prior to his leaving employment plus any increases missed in accordance with paragraph (2) below (if applicable) prior to his Reemployment.

(c)	Exceptions to Automatic Deferral Provisions– The provisions of Subsection 1.07(b) shall be applied differently to the groups of Eligible Employees as specified below.

Note:	The Participant group(s) identified below must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401- 1(b)(1)(ii).

(1)	The following group of Eligible Employees shall have automatic enrollment apply differently to them according to the provisions in (A) and (B) below:

Employees having a date of hire or reemployment date prior to 8/18/2009.

(A)	An initial pre-tax Deferral Contribution of 0% will be made for:

(i)	Newly-eligible Employees on each such Employee’s Entry Date.

(ii)	Active Participants (who are not suspended from making Deferral Contributions), beginning on 04/01/2018 if they meet any of the following criteria:

(I)	They are without a deferral election on file and were hired on or after 08/18/2009.

(iii)	Each Eligible Employee having a Reemployment Commencement Date will be treated as follows for purposes of the above-described automatic enrollment contributions:

(I)	Shall be automatically enrolled later of 30 days from date of rehire or Entry Date.

Note: If the Employer has elected a QACA in Option 1.07(a)(6)(D), then after the effective date of this election, any Participant automatically enrolled under the Plan who was automatically enrolled under the QACA at the time of leaving employment shall be automatically enrolled at the same rate in effect immediately prior to his leaving employment plus any increases missed in accordance with paragraph (B) below (if applicable) prior to his Reemployment.

(2)	The following group of Eligible Employees shall have automatic enrollment apply differently to them according to the provisions in (A) and (B) below:

Part-time Employees; Temporary Employees.

(A)	An initial pre-tax Deferral Contribution of 0% will be made for:

(i)	Newly-eligible Employees on each such Employee’s Entry Date.

(ii)	Active Participants (who are not suspended from making Deferral Contributions), beginning on 04/01/2018 if they meet any of the following criteria:

(I)	They are without a deferral election on file and were hired on or after 08/18/2009.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

(iii)	Each Eligible Employee having a Reemployment Commencement Date will be treated as follows for purposes of the above-described automatic enrollment contributions:

(I)	Shall be automatically enrolled later of 30 days from date of rehire or Entry Date.

Note: If the Employer has elected a QACA in Option 1.07(a)(6)(D), then after the effective date of this election, any Participant automatically enrolled under the Plan who was automatically enrolled under the QACA at the time of leaving employment shall be automatically enrolled at the same rate in effect immediately prior to his leaving employment plus any increases missed in accordance with paragraph (B) below (if applicable) prior to his Reemployment.

(3) The following replaces Subsection 1.12(b):

(b)	Discretionary Formula - The Employer may decide each Contribution Period whether to make a discretionary Nonelective Employer Contribution on behalf of “eligible” Participants in accordance with Section 5.10 of the Basic Plan Document.

(6)	Per Capita (Flat-Dollar) Allocation Formula – The Nonelective Employer Contribution is allocated among “eligible” Participants so that each such “eligible” Participant receives an amount that is identical to the amount received by all other “eligible” Participants in the same group of “eligible” Participants as described in (A) below for the Contribution Period.

(A)	Identification of Participant Groups - Each Contribution Period the Employer may make separate contributions to each Participant group identified below to be allocated among the “eligible” Participants in such group in accordance with the formula described above.

Note: The Participant groups identified below must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii) and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non- Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(i)	Group 1 consists of the following “eligible” Participants:

Predecessor Employer Participants during the plan year the participant becomes an Employee for sponsoring Employer.

(B)

To the extent the allocation formula does not apply to all Participants under the Plan, the Employer may be required to restructure the Plan, as permitted by the regulations under Code Section 401(a)(4), to satisfy the nondiscriminatory benefits requirement of that Code Section. If the Plan can be restructured to satisfy the nondiscriminatory benefits requirements, then the Plan will generally satisfy a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). If the Plan cannot be restructured to satisfy the nondiscriminatory benefits requirements, the Plan shall be required to satisfy the nondiscriminatory amount requirement by testing in accordance with Section 1.401(a)(4)- 2(a) of the Treasury Regulations. If the Plan is required to pass cross-testing in accordance with Section 1.401(a)(4)-8 of the Treasury Regulations to satisfy the nondiscriminatory amount requirement and the Plan does not meet the exception found in Section 1.401(a)(4)-8(b)(1)(i)(B)(1) or (2), the Plan shall provide a gateway contribution to Participants required to benefit under this allocation to the extent described in Section 1.401(a)(4)-8(b)(1)(vi). All Participants not included in an allocation group above shall

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.

be considered as not benefiting under this allocation for the Contribution Period unless otherwise is required to pass the nondiscriminatory amount testing pursuant to Section 1.401(a)(4)-8 of the Treasury Regulations. The Employer shall notify the Plan Administrator of the amount allocable to each group.

(4) The following replaces Section 19.05:

19.05. Costs of Administration. All reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust may be paid from the forfeitures (if any) resulting under Section 11.08, from the suspense account described in this Section, if any, or from the remaining Trust Fund. All such costs and expenses paid from the remaining Trust Fund shall, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants as provided in the Service Agreement.

Amounts a service provider agrees to credit to the Plan in recognition of the service provider’s compensation for Plan services will be allocated to the Plan as follows: (a) to the extent an amount is attributable to a Permissible Investment, such amount shall be allocated to the Accounts of Participants and Beneficiaries pro rata based on the ratio that each Participant and Beneficiary’s balance in each such Permissible Investment bears to the total balances for all such Participants and Beneficiaries in such Permissible Investment; and, (b) to the extent an amount is a credit for float earnings of the Plan in excess of float expenses, such amount shall be allocated to a suspense account from which the Administrator may pay Plan expenses and/or allocate amounts to the Accounts of Participants and Beneficiaries pro rata based on their Account balances in the Trust excluding amounts invested in a loan pursuant to Article 9. Any amounts so allocated shall not constitute “annual additions” (as defined in Subsection 6.01(a)) under the Plan.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan 88171-1524733463AA

© 2014 FMR LLC

All rights reserved.